UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2018

VEREIT, INC.
VEREIT OPERATING PARTNERSHIP, L.P.
(Exact name of Registrant as specified in its charter)

Maryland	001-35263	45-2482685
Delaware	333-197780	45-1255683
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 E. Camelback Road, Suite 1100
Phoenix, AZ 85016
(Address of principal executive offices, including zip code)

(800) 606-3610
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.
As previously reported, on November 13, 2017, VEREIT Operating Partnership, L.P. (the “Operating Partnership”), the operating partnership of VEREIT, Inc. (“VEREIT” and together with the Operating Partnership, the “Company”), entered into a Purchase and Sale Agreement (as amended by that certain First Amendment to the Purchase and Sale Agreement, dated as of February 1, 2018, the “Purchase and Sale Agreement”) with CCA Acquisition, LLC (the “Purchaser”), an affiliate of CIM Group, LLC. Under the terms of the Purchase and Sale Agreement, the Company agreed to sell to the Purchaser all of the issued and outstanding shares of common stock of Cole Capital Advisors, Inc., a subsidiary of the Company that sponsors and manages non-listed real estate investment trusts (“Cole Capital”), and certain of Cole Capital’s subsidiaries. The sale closed (the “Closing”) on February 1, 2018 for total consideration of approximately $120 million paid in cash.
At the Closing, the Operating Partnership and Cole Capital entered into a services agreement (the “Services Agreement”), a form of which was attached as an exhibit to the Purchase and Sale Agreement, pursuant to which the Company will continue to provide certain services to Cole Capital and its subsidiaries and to Cole Credit Property Trust IV, Inc. (“CCPT IV”), Cole Real Estate Income Strategy (Daily NAV), Inc. (“INAV”), Cole Office & Industrial REIT (CCIT II), Inc. (“CCIT II”), Cole Office & Industrial REIT (CCIT III), Inc. (“CCIT III”), and Cole Credit Property Trust V, Inc. (“CCPT V” and collectively with CCPT IV, INAV, CCIT II and CCIT III, the “Cole REITs”) including operational real estate support. The Company will continue to provide such services through March 31, 2019 (or, if later, the date of the last government filing other than a tax filing made by any of the Cole REITs with respect to its 2018 fiscal year) and will provide consulting and research services through December 31, 2023 as requested by Cole Capital. Under the terms of the Services Agreement, the Operating Partnership will be entitled to receive reimbursement for certain of the services provided and fees based on the future revenues of Cole Capital above a specified dollar threshold (the “Net Revenue Payments”), up to an aggregate of $80 million in Net Revenue Payments.
The Purchase and Sale Agreement, dated November 13, 2017, was filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on November 13, 2017, and the First Amendment to the Purchase and Sale Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K, each of which is incorporated herein by reference. The foregoing description of the Purchase and Sale Agreement does not purport to be complete and is qualified in its entirety by the full text of the Purchase and Sale Agreement, dated November 13, 2017, and the First Amendment to the Purchase and Sale Agreement.
The unaudited pro forma financial information required by Item 9.01 is filed as Exhibit 99.2 to this Current Report on Form 8-K.
Item 7.01. Regulation FD Disclosure.
On February 1, 2018, VEREIT issued a press release announcing the Closing.  A copy of the press release is furnished as Exhibit 99.1 hereto.
The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(b) Pro Forma Financial Information
The unaudited pro forma consolidated financial information of the Company giving effect to the transactions contemplated by the Purchase and Sale Agreement, and the related notes thereto, is filed herewith as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
10.1	First Amendment to the Purchase and Sale Agreement, dated as of February 1, 2018, by and between VEREIT Operating Partnership, L.P. and CCA Acquisition, LLC.
99.1	Press Release dated February 1, 2018 and entitled VEREIT Closes Sale of Cole Capital to an Affiliate of CIM Group.
99.2	Unaudited Pro Forma Consolidated Financial Statements.

Forward-Looking Statements
Information set forth herein contains “forward-looking statements” (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act), which reflect the Company’s expectations regarding future events. Generally, the words “expects,” “anticipates,” “assumes,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions identify forward-looking statements. The forward-looking statements involve a number of assumptions, risks, uncertainties and other factors which are difficult to predict, may be beyond the Company’s control and that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements regarding the Company’s continued provision of certain services to Cole Capital and the Cole REITs and statements regarding potential future earnings of Net Revenue Payments. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the Company’s ability to earn the Net Revenue Payments and the other factors contained in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website at www.sec.gov. The Company disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of changes in underlying assumptions or factors, new information, future events or otherwise, except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VEREIT, INC.

By:	/s/ Michael J. Bartolotta
Name:	Michael J. Bartolotta
Title:	Executive Vice President and Chief Financial Officer

VEREIT OPERATING PARTNERSHIP, L.P. By: VEREIT, Inc., its sole general partner

By:	/s/ Michael J. Bartolotta
Name:	Michael J. Bartolotta
Title:	Executive Vice President and Chief Financial Officer

Date: February 7, 2018

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